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Supplement dated November 16, 2000

ALLEGHANY FUNDS

Class N Shares  Prospectus  dated  February  15, 2000
Class I Shares  Prospectus dated February 15, 2000
Alleghany/Veredus SciTech Fund Class N Shares Prospectus dated June 30, 2000 Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund Class N Shares Prospectus dated November 30, 2000

and

Statement of Additional  Information dated June 30, 2000
Statement of Additional Information dated November 30, 2000


On October 18, 2000, ABN AMRO Bank N.V. and Alleghany Corporation announced that they had entered into a definitive agreement providing for the merger of Alleghany Asset Management, Inc. with a subsidiary of ABN AMRO North America Holding, Inc. Alleghany Asset Management, Inc. is the parent company to the Trust's Advisers - The Chicago Trust Company, Montag & Caldwell, Inc., Blairlogie Capital Management, Veredus Asset Management LLC and TAMRO Capital Partners LLC and to Chicago Capital Management, Inc. a Sub-Adviser to certain of the Funds. Alleghany Asset Management, Inc. is also the parent of the Trust's Administrator, Alleghany Investment Services, Inc.

The transaction is expected to close on or about February 1, 2001. Consummation of the transaction is subject to a number of contingencies. Because the transaction would constitute an assignment of the Funds' investment advisory agreements and sub-investment advisory agreements, it is anticipated that the Advisers will seek approval of new agreements by the Trust's Board and shareholders.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.


The Chicago Trust Company * Montag & Caldwell * Veredus Asset Management Blairlogie Capital Management * TAMRO Capital Partners LLC